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                                                                      Exhibit 99

NEWS RELEASE                                  Environmental Power Corporation
                                              www.environmentalpower.com
                                              One Cate Street
                                              Portsmouth, NH 03801
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Investor Contact:                             Media Contact:
R. Jeffrey Macartney                          Richard Mulieri
Chief Financial Officer and Treasurer         The Torrenzano Group
603-431-1780                                  212-681-1700, ext. 125
jmacartney@environmentalpower.com             mailto:rmulieri@torrenzano.com


FOR IMMEDIATE RELEASE

                ENVIRONMENTAL POWER CORPORATION ELECTS NEW BOARD
                            MEMBERS AT ANNUAL MEETING

             CEO TERMS COMPANY MANTRA AS "DOING WELL BY DOING GOOD"

Portsmouth, NH, July 29, 2002 - Environmental Power Corporation (OTCBB: POWR), a leader in the pollution control of agricultural waste on farms as well as renewable energy production, announced that it elected three new Board Members at its Annual Meeting in Boston on Thursday, July 25, 2002. The new members of the Board of Directors are Herman Brubaker, Jessie J. Knight, Jr., and August Schumacher, Jr.

Herman Brubaker is Chairman of the Board of the Dairy Farmers of America and a lifetime dairy farmer. He serves on the Board of Directors of the National Milk Producers Federation and chairs the United Dairy Industry Association.

Jesse Knight recently served on the California Public Utilities Commission as Managing Commissioner of the Electric and Telecommunication industries of the State. Mr. Knight is former Vice Chairman of the World Affairs Council of California and is a standing member of the Council on Foreign Relations. Currently, Mr. Knight is President and Chief Executive Officer of the San Diego Regional Chamber of Commerce.

Gus Schumacher has served as the third-highest ranking official in the United States Department of Agriculture in the Farm and Foreign Agricultural Service from 1997-2001 and President of the Commodity Credit Corporation. He also directed the Department's Foreign Agricultural Service. Mr. Schumacher was the Senior Agricultural Project Manager for World Bank and was Commissioner of Food and Agriculture for the Commonwealth of Massachusetts. Presently, he is a consultant for W.K.K. Kellogg Foundation and the Managing Director of SJH and Co.'s Washington D.C. operations.

Joseph E. Cresci, Chairman and CEO, stated at the Annual Meeting, "We are delighted to welcome three such capable and prestigious members to an already dynamic Board of Directors.

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Each new member adds strength and experience in the agricultural and energy industries as well as in general corporate governance. The involvement of our strong and independent Board of Directors will provide crucial guidance towards fulfilling our Corporate mission and realizing the potential of our opportunities.

Cresci further noted that, "Our Company mantra is "Doing Well By Doing Good". This concept is no longer a marginal one in corporate America. If you believe in the free enterprise system, then it's clear that private, for-profit companies should and will step to the forefront to address a number of society's problems. In doing so, they will be profitable and society will benefit.

He concluded by saying, "We believe that Environmental Power is well positioned to profitably serve two dynamic markets: air and water pollution control and renewable energy. Demands in both markets are growing at a spectacular rate and society needs to address these issues today."

Environmental Power's anaerobic digestion systems will help animal feeding operations meet Environmental Protection Agency and U.S. Department of Agriculture pollution standards. And, at the same time produce much-needed renewable energy from extracted methane gas found in animal wastes.

Environmental Power recently signed conditional letters of intent with a group of farms in Wisconsin to build their highly efficient anaerobic digestion systems and secured a long-term agreement with Wisconsin Public Service Corporation to sell electricity to be produced from the polluting waste.

Environmental Power is targeting its proposed anaerobic digestions systems to animal feeding operations in the U.S. and estimates market potential for this type of pollution control to exceed $14 billion.

ABOUT ENVIRONMENTAL POWER CORPORATION

Environmental Power Corporation (OTCBB: POWR) is an entrepreneurial energy company established in 1982 with annual revenues in excess of $50 million. The company focuses on environmentally sound power generation and anaerobic digestion systems.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning the Board providing crucial guidance towards fulfilling our Corporate mission and realizing potential of our opportunities, belief as to Environmental Power being well positioned to profitably serve two dynamic markets, anaerobic digestion systems helping animal feeding operations meet pollution standard and produce energy, the estimated market potential for this type of pollution control and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended March 31, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                         For more information, please contact:

                        jmacartney@environmentalpower.com
                           www.environmentalpower.com

KEYWORD:    POWER, ENERGY,
            RENEWABLE ENERGY,
            GREEN POWER, ENVIRONMENT,
            ELECTRIC GENERATION,
            INDEPENDENT POWER,
            DISTRIBUTED POWER,
            BIOMASS, COGENERATION,
            ANAEROBIC DIGESTION,
            AGRICULTURE, FARMING,
            POLLUTION CONTROL,
            ANIMAL WASTE,
            NEW HAMPSHIRE, NEW ENGLAND,
            NORTHEAST

INDUSTRY:   POWER, RENEWABLE ENERGY
            DISTRIBUTED POWER, ENVIRONMENTAL PROTECTION
            GREEN POWER, BIO-MASS,
            INDEPENDENT POWER, ENERGY,
            ELECTRIC GENERATION, RENEWABLE ENERGY,
            ENVIRONMENTAL PROTECTION,
            AGRICULTURE